SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only
    (as permitted by Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[X] Soliciting Material Pursuant to 14a-12


                           EXTENDED STAY AMERICA, INC.

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                (Name of Registrant as Specified in Its Charter)


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     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1.  Title of each class of securities to which transaction applies:
        ________________________________________________________________________
    2.  Aggregate number of securities to which transaction applies:
        ________________________________________________________________________
    3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
        ________________________________________________________________________
    4.  Proposed maximum aggregate value of transaction:
        ________________________________________________________________________
    5.  Total fee paid:
        ________________________________________________________________________

[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1.  Amount Previously Paid:_________________________________________________
    2.  Form Schedule or Registration Statement No.:____________________________
    3.  Filing Party:___________________________________________________________
    4.  Date Filed:_____________________________________________________________

THIS FILING CONSISTS OF A PRESS RELEASE ISSUED BY THE COMPANY ANNOUNCING THE DATE OF A SPECIAL MEETING OF STOCKHOLDERS AND THE RECORD DATE OF STOCKHOLDERS ENTITLED TO VOTE AT SUCH SPECIAL MEETING.

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                                Contact:   For Extended Stay America, Inc.
                                           Corry W. Oakes III, President and COO
                                           James A. Ovenden, CFO
                                           (864) 573-1600



       EXTENDED STAY AMERICA, INC. SETS SPECIAL MEETING DATE FOR APPROVAL
                              OF MERGER AGREEMENT


Spartanburg, SC - March 30, 2004 - Extended Stay America, Inc. (NYSE: ESA) announced today that the Company will hold a special meeting of stockholders on Friday, May 7, 2004, at 10:00 a.m. Eastern Standard Time, at 100 Dunbar Street, Spartanburg, SC, for the purpose of adopting the merger agreement between ESA and affiliates of The Blackstone Group. Stockholders of record of ESA as of the close of business on Thursday, April 8, 2004, will be entitled to vote at the special meeting. ESA currently operates 475 extended-stay hotels in 42 states and has been the fastest growing owned and operated hotel company since its founding in January 1995.

In connection with the proposed merger, the Company will file a definitive proxy statement with the Securities and Exchange Commission. INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ THE DEFINITIVE PROXY STATEMENT CAREFULLY WHEN IT BECOMES AVAILABLE, BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain a free copy of the definitive proxy statement (when available) and other documents filed by the Company at the Securities and Exchange Commission's web site at www.sec.gov. The definitive proxy statement and such other documents may also be obtained for free from the Company by directing such request to the Company, Attention: Corry W. Oakes, III, 100 Dunbar Street, Spartanburg, SC 29306, Telephone: (864) 573-1615.

The Company and its directors, executive officers and other members of its management and employees may be deemed to be participants in the solicitation of proxies from its shareholders in connection with the proposed merger. Information concerning the interests of the Company's participants in the solicitation is set forth in the Company's proxy statements, Annual Reports on Form 10-K, Current Report on Form 8-K filed January 28, 2004, and Current Report on Form 8-K filed June 30, 2003, previously filed with the Securities and Exchange Commission, and in the definitive proxy statement relating to the merger when it becomes available.